EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Mario Ayub, the Acting Principal Executive Officer and Acting Principal Accounting Officer of Mexoro Mineral Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the Quarterly Report on Form 10-Q of the Company for the quarter ended August 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 10, 2008

/S /Mario Ayub
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Mario Ayub
Acting Principal Executive Officer
Acting Principal Accounting Officer